                                                                    EXHIBIT 99.1

NEWS RELEASE

RELEASE: IMMEDIATE                                 FOR: CENTURY BANCSHARES, INC.

CONTACTS: MEDIA: JOSEPH S. BRACEWELL, CHAIRMAN/CEO  202-496-4040

INVESTOR RELATIONS: DALE G. PHELPS, SVP/CFO         202-496-4050


                            CENTURY BANCSHARES, INC.

                       ANNOUNCES RECORD EARNINGS FOR 2000


      Washington, D.C., January 19, 2001, CENTURY BANCSHARES, INC. (NASDAQ SmallCap Market: CTRY) today announced record earnings for 2000. Net income, exclusive of after-tax merger-related expense (or "core" earnings) was $433,000, or $0.15 per diluted common share, for the fourth quarter of 2000, a 20% increase compared with net income of $362,000 or $0.13 per diluted common share in the fourth quarter of 1999. Core earnings for 2000 were $1,680,000, or $0.61 per diluted common share, a 41% increase compared with 1999 net income of 1,189,000, or $0.42 per diluted common share. Earnings per share for 1999 have been adjusted to reflect the 5% stock dividend distributed to shareholders on April 17, 2000. Core return on average assets was 0.71% and core return on average equity was 10.08%, compared with prior year ratios of 0.70% and 7.65%, respectively.

      "I am very pleased at our record earnings performance in 2000 and the continued growth of our franchise," said Joseph S. Bracewell, Chairman, President and CEO. "During the year we set new milestones for loan and deposit growth and assets reached an all-time high of $292 million. Our strong emphasis on customer service and demonstrated ability to expand successfully into contiguous markets will serve us well when our pending merger with GrandBanc, Inc. is completed in the first quarter of 2001."

      Including after-tax merger-related expenses of $279,000, net income for the fourth quarter was $154,000, or $.06 per diluted common share in 2000, a decrease of 57% compared with the same period last year. For the full year, net income was $1,401,000, or $0.51 per diluted common share, an increase of 18% compared with 1999.

      Total assets at December 31, 2000 were $292 million, an increase of $87 million, or 42%, compared to $205 million one year earlier. Total deposits at December 31, 2000 were $225 million and loans, net of unearned income, were $197 million, reflecting increases of 46% and 43%, respectively, compared with December 31, 1999.

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                                       -2-

      Century Bancshares, Inc. is the parent company of Century National Bank, a community bank providing a full range of loans and financial services to professionals, small businesses, and non-profit organizations in the Washington, DC metropolitan area. Century operates seven full-service banking offices -- two in downtown Washington, four in Northern Virginia, and one in Bethesda, MD -- a loan production office in Rockville, MD, and an insurance agency.

ADDITIONAL INFORMATION

      SHAREHOLDERS OF CENTURY AND OTHER INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS INCLUDED IN THE REGISTRATION STATEMENT ON FORM S-4 FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC) IN CONNECTION WITH THE PROPOSED MERGER OF CENTURY AND GRANDBANC. THE PROXY STATEMENT/PROSPECTUS WILL CONTAIN IMPORTANT INFORMATION ABOUT CENTURY, GRANDBANC, THE MERGER, AND ABOUT PERSONS SOLICITING PROXIES IN THE MERGER, INCLUDING OFFICERS AND DIRECTORS OF CENTURY, AND THEIR INTEREST IN THE MERGER.

      INVESTORS MAY OBTAIN A FREE COPY OF THE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS ON THE SEC'S WEB SITE (http://www.sec.gov). A PROXY STATEMENT/PROSPECTUS WITH RESPECT TO THE PROPOSED MERGER AND OTHER RELEVANT DOCUMENTS WILL ALSO BE MADE AVAILABLE FOR FREE TO CENTURY STOCKHOLDERS BY CONTACTING CENTURY'S SHAREHOLDER RELATIONS DEPARTMENT AS FOLLOWS:

SHAREHOLDER RELATIONS
CENTURY BANCSHARES, INC.
1275 PENNSYLVANIA AVENUE, NW
WASHINGTON, DC 20004
202-496-4100

      This press release contains forward looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Although the Company believes that the expectations reflected in such forward looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Important factors that could cause actual results to differ materially from the Company's expectations are disclosed in its Form 10-K dated March 31, 2000, filed with the Securities and Exchange Commission and are incorporated by reference herein (Cautionary Disclosures). Subsequent written and oral forward looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by the Cautionary Disclosures.

                                 (tables follow)
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                                       -3-

                            CENTURY BANCSHARES, INC.
                        FINANCIAL HIGHLIGHTS (UNAUDITED)

-----------------------------------------------------------------------------------------------
                                                Quarter Ended                Year Ended
                                                 December 31,                December 31,
                                           ------------------------    ------------------------
(Dollars in thousands, except per             2000          1999          2000          1999
share amounts)                             ----------    ----------    ----------    ----------
EARNINGS DATA:
Interest Income                            $    5,849    $    3,701    $   19,008    $   13,220
Interest Expense                                3,057         1,401         8,727         4,996
                                           ----------    ----------    ----------    ----------
Net Interest Income                             2,792         2,300        10,281         8,224
Provision for Credit Losses                       360           205         1,015           640
                                           ----------    ----------    ----------    ----------
Net Interest Income After Provision             2,432         2,095         9,266         7,584
Noninterest Income                                857           422         2,462         1,669
Noninterest Expense                             2,635         1,933         9,156         7,335
                                           ----------    ----------    ----------    ----------
Income Before Income Tax Expense                  654           584         2,572         1,918
Income Tax Expense                                221           222           892           729
                                           ----------    ----------    ----------    ----------
CORE OPERATING INCOME ("CORE")                    433           362         1,680         1,189
Merger-Related Expense-Net of Income              279          --             279          --
Tax
                                           ----------    ----------    ----------    ----------
NET INCOME                                 $      154    $      362    $    1,401    $    1,189
                                           ==========    ==========    ==========    ==========
PER SHARE DATA:
Basic Earnings Per Share-Net Income *      $     0.06    $     0.13    $     0.51    $     0.42
Basic Earnings Per Share-Core *            $     0.16    $     0.13    $     0.61    $     0.42
Diluted Earnings Per Share-Net Income *    $     0.06    $     0.13    $     0.51    $     0.42
Diluted Earnings Per Share-Core *          $     0.15    $     0.13    $     0.61    $     0.42
Book Value Per Share (Period End) *        $     6.37    $     5.76    $     6.37    $     5.76
Average Shares Outstanding (Basic)*         2,747,632     2,721,863     2,733,818     2,804,994
Average Shares Outstanding (Diluted)*       2,802,264     2,749,551     2,762,343     2,832,683
Shares Outstanding (Period End)*            2,756,751     2,721,902     2,756,751     2,721,902

PERIOD END BALANCE SHEET DATA:
Total Assets                                                           $  291,676    $  204,809
Total Loans, Net of Unearned Income                                       196,929       138,076
Allowance for Credit Losses                                                 1,993         1,519
Total Earning Assets                                                      271,690       191,219
Total Intangible Assets                                                     4,979         1,676
Total Noninterest-Bearing Deposits                                         47,246        36,572
Total Interest-Bearing Deposits                                           177,449       117,328
Total Deposits                                                            224,695       153,900
Total Other Interest-Bearing
Liabilities                                                                46,249        33,259
Total Liabilities                                                         274,115       189,141
Total Stockholders' Equity                                                 17,561        15,668
                                                                       ----------    ----------
Total Liabilities and Equity                                           $  291,676    $  204,809
                                                                       ==========    ==========
SELECTED KEY DATA:
Net Interest Margin                              4.18%         5.23%         4.68%         5.15%
Efficiency Ratio                                68.50%        68.98%        68.79%        72.14%
Return on Average Assets                         0.21%         0.77%         0.59%         0.70%
Return on Average Assets-Core                    0.59%         0.77%         0.71%         0.70%
Return on Average Stockholders' Equity           3.52%         9.24%         8.40%         7.65%
Return on Average Stockholders'
Equity-Core                                      9.90%         9.24%        10.08%         7.65%
Stockholders' Equity to Total Assets
(Period End)                                     6.02%         7.65%         6.02%         7.65%
===============================================================================================

* -- adjusted for 5% stock dividend dated April 17, 2000.

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                                       -4-

                            CENTURY BANCSHARES, INC.
                        FINANCIAL HIGHLIGHTS (UNAUDITED)

----------------------------------------------------------------------------------------
                                               Quarter Ended            Year Ended
                                                December 31,            December 31,
                                            --------------------    --------------------
(Dollars in thousands, except                 2000        1999        2000        1999
  per share amounts amounts)                --------    --------    --------    --------

SELECTED AVERAGE BALANCES:
Loans (net)                                 $186,431    $136,697    $159,136    $128,419
Investment Securities                         68,398      18,030      44,325      13,737
Federal Funds Sold                            12,908       6,073      11,581       5,095
Interest Bearing Deposits in Other Banks       3,901      13,725       7,699      12,362
                                            --------    --------    --------    --------
Total Earning Assets                         271,638     174,525     222,741     159,613
                                            --------    --------    --------    --------
Total Assets                                $290,013    $185,931    $237,246    $170,157
                                            ========    ========    ========    ========
Interest Bearing Deposits                   $175,401    $113,962    $140,221    $108,287
Borrowings                                    50,771      20,942      38,692      14,652
                                            --------    --------    --------    --------
Total Interest Bearing Liabilities           226,172     134,904     178,913     122,939
                                            --------    --------    --------    --------
Noninterest Bearing Deposits                  42,197      33,959      38,635      30,101
Total Deposits                               217,598     147,921     178,856     138,388
Total Liabilities                            272,617     170,381     220,573     154,611
Stockholders' Equity                          17,396      15,550      16,673      15,546
                                            --------    --------    --------    --------
Total Liabilities and Equity                $290,013    $185,931    $237,246    $170,157
                                            ========    ========    ========    ========
ALLOWANCE FOR CREDIT LOSSES:
Balance - Beginning of Period               $  1,667    $  1,351    $  1,519    $  1,128
Provision for Credit Losses                      360         205       1,015         640
Charge-offs                                       64          42         601         270
Recoveries                                        30           5          60          21
                                            --------    --------    --------    --------
Balance - End of Period                     $  1,993    $  1,519    $  1,993    $  1,519
                                            --------    --------    --------    --------
ASSET QUALITY:
Nonaccrual Loans                                                    $    633    $    515
90 Days Past Due                                                         544           0
Other Real Estate Owned                                                    0           0
                                                                    --------    --------
Total Nonperforming Assets                                          $  1,177    $    515
                                                                    --------    --------
Nonperforming Assets to Total Assets                                    0.40%       0.25%
Allowance for Credit Losses to
Nonperforming Assets                                                  169.33%     294.95%
Allowance for Credit Losses to Total
Loans                                                                   1.01%       1.10%

RISK BASED CAPITAL RATIOS (BANK):
Tier 1                                                                  6.81%       9.22%
Total                                                                  10.29%      10.27%
Leverage Capital Ratio                                                  5.16%       7.23%

RISK BASED CAPITAL RATIOS (CONSOLIDATED):
Tier 1                                                                  8.40%       9.74%
Total                                                                  10.72%      10.79%
Leverage Capital Ratio                                                  6.36%       7.64%


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